UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):
March 24, 2017

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

1901 Churn Creek Road
Redding, California 96002
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (530) 722-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On March 24, 2017, Bank of Commerce Holdings (the “Company”) issued a press release announcing that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission to register the potential sale, from time to time, of an indeterminate number of shares of the Company’s common stock, preferred stock, stock purchase warrants, or units.

A copy of the press release issued by the Company is furnished as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits.

99.1     Press Release, dated March 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2017
/s/ James A. Sundquist
By: James A. Sundquist
Executive Vice President - Chief Financial Officer